FAIR VALUE MEASUREMENTS	6 Months Ended
Jun. 30, 2022
Fair Value Disclosures [Abstract]
FAIR VALUE MEASUREMENTS
8.	FAIR VALUE MEASUREMENTS
The Company measures certain assets and liabilities at fair value on a recurring or non-recurring basis
in certain circumstances. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. To increase the comparability of fair value measures, the following hierarchy prioritizes the inputs to valuation methodologies used to measure fair value:
Level 1—Valuations based on quoted prices for identical assets and liabilities in active markets.
Level 2—Valuations based on observable inputs other than quoted prices included in Level 1, such as quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in markets that are not active, or other inputs that are observable or can be corroborated by observable market data.
Level 3—Valuations based on unobservable inputs reflecting the Company’s own assumptions, consistent with reasonably available assumptions made by other market participants. These valuations require significant judgment.
The Company uses observable market data when determining fair value whenever possible and relies on unobservable inputs only when observable market data is not available.
Recurring fair value measurements
The Public Warrants and the Private Placement Warrants are recognized as derivative liabilities in accordance with ASC 815,
Derivatives and Hedging
. Accordingly, the Company recognizes the warrant instruments as liabilities at fair value and adjusts the instruments to fair value at each reporting period. The liabilities are subject to remeasurement at each balance sheet date until exercised, and any change in fair value is recognized in the Company’s Consolidated Statements of Operations. The initial and subsequent fair value estimates of the Public Warrants and Private Placement Warrants are based on the listed price in an active market for such warrants.
The Company has elected to measure its Convertible Notes at fair value on a recurring basis because the Company believes it better reflects the underlying economics of the Convertible Notes, which contain multiple embedded derivative features. The fair value of the Company’s convertible notes payable is determined using a market approach based on observable market prices for similar securities when available.
Prior to the three months ended June 30, 2022, when observable market data was not available, the Company used an as-converted
value plus risk put option model that included certain unobservable inputs that were significant to the fair value measurement such as probability of a financing event occurring (e.g., a SPAC merger or qualified financing), expected term, volatility and the negotiation discount. The fair value of the Secured Convertible Notes considered the minimum payoff at maturity of two times the face value of the note plus accrued interest, as well as the opportunity for appreciation if the value of the Company’s stock increased 60% or more relative to the pricing at the financing event (since the conversion price is set at 80% of the stock price at the financing event, a stock price appreciation of 60% would match the minimum payoff of two times the face value plus accrued interest). The fair value of the other Convertible Notes considered the minimum payoff at maturity of one times the face value of the note plus accrued interest, as well as the opportunity for appreciation if the value of the Company’s stock were to fall no more than 20% relative to the pricing at the financing event (since the conversion price is set at 80% of the stock price at the financing event, a stock price decline of 20% would match the minimum payoff of one times the face value plus accrued interest). Upon the closing of the Merger Agreement with XPDI in January 2022, the conversion price for the Convertible Notes became fixed at 80% of the financing price ($8.00 per share of common stock) and the holders now have the right to convert at any time until maturity.
Due to the occurrence of the SPAC merger and the subsequent significant decline in the Company’s stock price below the conversion price, the fair value of the Company’s convertible notes for the three months ended June 30, 2022 was determined using a discounted cash flow model that considers the principal and interest payments, including the minimum payoff at maturity of two times the face value of the note plus accrued interest for the Secured Convertible Notes and the value of the call option that includes certain unobservable inputs that may be significant to the fair value measurement such as expected term and volatility of the call option. This
The following presents the levels of the fair value hierarchy for the Company’s derivative warrant liabilities and the Convertible Notes by issuance date measured at fair value on a recurring basis as of June 30, 2022 and December 31, 2021 (in thousands):

	June 30, 2022
		Fair value hierarchy
	Principal	Level 1	Level 2	Level 3	Fair value
Derivative warrant liabilities:
Public Warrants	$—	$3,364	$—	$—	$3,364
Private Placement Warrants	—	—	2,444	—	2,444

Total derivative warrant liabilities	—	3,364	2,444	—	5,808

Convertible notes:
April 19, 2021 1	$94,186	$—	$—	$172,610	$172,610
April 21, 2021 1	5,291	—	—	9,697	9,697
April 23, 2021 1	47,622	—	—	87,275	87,275
April 26, 2021 1	80,429	—	—	147,398	147,398
August 20, 2021 2	52,122	—	—	49,635	49,635
September 10, 2021 2	15,559	—	—	15,272	15,272
September 23, 2021 2	77,825	—	—	76,393	76,393
September 24, 2021 2	61,825	—	—	60,687	60,687
September 27, 2021 2	2,034	—	—	1,996	1,996
October 1, 2021 2	89,269	—	—	87,627	87,627
November 10, 2021 2	10,119	—	—	9,933	9,933
Accrued PIK interest 1,2,3	—	—	—	8,031	8,031

Total convertible notes	536,281	—	—	726,554	726,554

Total liabilities measured at fair value on a recurring basis	$536,281	$3,364	$2,444	$726,554	$732,362

	December 31, 2021
		Fair value hierarchy
	Principal	Level 1	Level 2	Level 3	Fair value
Convertible notes:
April 19, 2021 1	$91,430	$—	$—	$101,078	$101,078
April 21, 2021 1	5,137	—	—	5,674	5,674
April 23, 2021 1	46,229	—	—	51,062	51,062
April 26, 2021 1	78,075	—	—	86,165	86,165
August 20, 2021 2	50,597	—	—	50,941	50,941
September 10, 2021 2	16,110	—	—	16,472	16,472
September 23, 2021 2	76,051	—	—	77,559	77,559
September 24, 2021 2	60,016	—	—	61,179	61,179
September 27, 2021 2	1,974	—	—	2,012	2,012
October 1, 2021 2	86,655	—	—	87,150	87,150
November 10, 2021 2	9,823	—	—	9,819	9,819
Accrued PIK interest 1,2,4	—	—	—	7,896	7,896

Total convertible notes	$522,097	$—	$—	$557,007	$557,007

1	Secured Convertible Notes (includes principal balance at issuance and PIK interest) which considers the minimum payoff at maturity of two times the face value of the note plus accrued interest.
2	Other Convertible Notes (other than the Secured Convertible notes) which considers the minimum payoff at maturity of one times the face value of the note plus accrued interest.
3	Represents PIK interest accrued as of June 30, 2022 which will be recorded as additional principal for each respective convertible note on July 1, 2022.
4	Represents PIK interest accrued as of December 31, 2021 which will be recorded as additional principal for each respective convertible note on January 1, 2022.
Level 3 Recurring Fair Value Measurements
The following presents a rollforward of the activity for the Convertible Notes measured at fair value on a recurring basis using level 3 inputs as of June 30, 2022 (in thousands):

Convertible Notes (Level 3)
Balance at December 31, 2021	$557,007
Issuances (including PIK principal recorded)	7,896
Settlements (including interest payments, PIK principal recorded and conversions)	(13,123)
Unrealized losses	371,951

Balance at March 31, 2022	923,731
Issuances (including PIK principal recorded)	7,851
Settlements (including interest payments, PIK principal recorded and conversions)	(14,772)
Unrealized gains	(190,256)

Balance at June 30, 2022	$726,554

Securities are transferred from level 2 to level 3 when observable market prices for similar securities are no longer available and unobservable inputs become significant to the fair value measurement. All transfers into and out of level 3 are assumed to occur at the beginning of the quarterly reporting period in which they occur. As of June 30, 2022, level 3 financial instruments included all the Convertible Notes as the effect of unobservable inputs are significant to the fair value measurement. There were no transfers of securities into or out of level 3 for the three and six months ended June 30, 2022 and 2021.
The following presents significant Level 3 unobservable inputs used to measure the fair value of certain convertible notes as of June 30, 2022 (dollars in thousands):

	Fair value	Unobservable Input	Low	High	Weighted Average 1
Convertible Notes	$726,554	Expected term (years)	2.80	2.80	2.80
		Volatility	46.3%	46.3%	46.3%

1	Weighted average based on the fair value of convertible notes.
Expected term is an input into the call option model that measures the length of time the instrument is expected to be outstanding before it is exercised or terminated. An increase in expected term, in isolation, would generally result in an increase in the fair value measurement of the convertible notes.
Volatility is an input into the call option model that measures the variability in possible returns for the convertible notes based on how much the price of underlying shares change in value over time. An increase in volatility, in isolation, would generally result in an increase in the fair value measurement of the convertible notes.
The increase or decrease in the fair value of the convertible notes resulting from changes to the expected term or volatility assumptions are not interrelated.
The Company presents separately in other comprehensive income (loss) the portion of the total change in the fair value of the convertible notes that resulted from a change in the instrument-specific credit risk on the convertible notes. The amount of change in the fair value attributable to instrument-specific credit risk is determined by comparing the amount of the total change in fair value to the amount of change in fair value that would have occurred if the Company’s credit risk had not changed during the period as reflected in the discount rates applied to the debt and risk put option.
Nonrecurring fair value measurements
The
Company’s non-financial assets,
including digital assets, property, plant and equipment, goodwill and intangible assets are measured at estimated fair value on a nonrecurring basis. These assets are adjusted to fair value only when an impairment is recognized, or the underlying asset is held for sale. Refer to the discussion of digital assets below for more information regarding fair value considerations when measuring the impairment of digital assets held.
Property, plant and equipment
On March 10, 2022, the Company entered into an agreement to sell mining equipment on order with a 3rd party supplier to a hosting customer in exchange for the Company receiving ownership of the customer’s mining equipment that had been hosted by the Company on its premises (the “Installed Miners”). The primary purpose of the exchange was to allow for the mutual termination of the hosting agreements in a manner that avoids the logistical costs and loss of revenue from downtime associated with relocating and installing the mining equipment. The exchange began during the three months ended June 30, 2022 and was completed in July 2022 as ordered mining equipment was received and exchanged for the Installed Miners. The agreement also includes the termination of the hosting agreement between the Company and the customer as ownership of the Installed Miners is transferred to the Company.
The Company recognized losses of $13.1 million on the exchanges during the three and six months ended June 30, 2022, which are presented within Losses on exchange or disposal of property, plant and equipment on the Consolidated Statements of Operations. The amount of the losses was measured as the difference between the fair value of the installed miners and the carrying value of the deposits for mining equipment to be exchanged. The fair value of the installed miners is classified as a Level 2 fair value measurement and was determined as of contract inception (March 10, 2022) using a cost approach. The replacement cost of the installed miners was estimated through a review of vendor equipment pricing of similar equipment. Physical deterioration was also considered and estimated based on an age/life analysis indicative of a market participant’s anticipated economic useful life for the assets.
Goodwill and other intangibles
On June 30, 2022, we evaluated our Mining reporting unit for impairment and recorded an impairment of goodwill and other intangibles of $790.8 million to adjust the carrying value of the reporting unit to the estimated fair value. Refer to Note 4 for additional information regarding the inputs and methodology used to estimate the fair value.
Digital Assets
The Company classifies digital assets primarily as level 1. The Company’s digital assets are accounted for as intangible assets with indefinite useful lives. The Company initially recognizes digital assets that are received as digital asset mining revenue based on the fair value of the digital assets. Digital assets that are purchased in an exchange of one digital asset for another digital asset are recognized at the fair value of the asset surrendered or at the fair value of the asset received if more readily apparent. Impairment exists when the carrying amount exceeds its fair value, which is measured using the quoted price of the digital asset at the time its fair value is being measured, which is measured once a day at 00:00 Coordinated Universal Time (“UTC”). To the extent that an impairment loss is recognized, the loss establishes the new cost basis of the digital asset. During the three and six months ended June 30, 2022, the Company recognized impairment of digital assets of $150.2 million and $204.2 million, respectively. During the three and six months ended June 30, 2021, the Company did not have any impairment of digital assets. For the three and six months ended June 30, 2022, the Company recognized net gains of $11.8 million and $14.0 million, respectively, from sales of digital assets. For the three and six months ended June 30, 2021, the Company recognized nominal losses and gains, respectively, from sales of digital assets. Digital assets are available for use, if needed, for current operations and are classified as current assets on the Consolidated Balance Sheets, the details of which are presented below (in thousands).

	June 30 2022	December 31 2021
Bitcoin (BTC)	$37,646	$224,843
Ethereum (ETH)	1,200	4,665
Polygon (MATIC)	182	1,085
Siacoin (SC)	—	803
Dai (DAI)	—	1,353
Other	1,636	1,549

Total digital assets	$40,664	$234,298

The Company does not have any
off-balance
sheet holdings of digital assets.
No non-financial assets
were classified as level 3 as of June 30, 2022 or December 31, 2021.
Fair value of financial instruments
The Company’s financial instruments include cash and cash equivalents, restricted cash, accounts receivable, net, accounts payable, notes payable and certain accrued expenses and other liabilities. The carrying amount of these financial instruments, other than notes payable discussed below, approximates fair value due to the short-term nature of these instruments.
The fair value of the Company’s notes payable (excluding the Convertible Notes carried at fair value described above), which are carried at amortized cost, was determined based on a discounted cash flow approach using market interest rates of instruments with similar terms and maturities and an estimate for our standalone credit risk. We classified the other notes payable as Level 3 financial instruments due to the considerable judgment required to develop assumptions of the Company’s standalone credit risk and the significance of those assumptions to the fair value measurement. The estimated fair value of the Company’s other notes payable, including both the current and noncurrent portion, was $350.3 million at June 30, 2022 and $184.7 million at December 31, 2021. The carrying values of the notes payable, including both the current and noncurrent portion, was $343.4 million and $171.2 million at June 30, 2022 and December 31, 2021, respectively.